UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2024

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the Company’s long-term succession plan, on February 21, 2024, the Board of Directors (the “Board”) of Arch Resources, Inc. (the “Company”) appointed John T. Drexler to serve as the Company’s President, effective immediately. In such capacity, Mr. Drexler will continue to serve in the Company’s chief operating officer role. Mr. Drexler succeeds Paul A. Lang, as the Company’s President. Mr. Lang will continue to serve as the Company’s Chief Executive Officer.

Mr. Drexler, age 54, joined the Company in 1998 and has served as the Company’s Senior Vice President and Chief Operating Officer since 2020. Prior to his current role, he served as the Company’s Senior Vice President and Chief Financial Officer from 2008 through 2020 and its Vice President of Finance and Accounting from 2006 through 2008.

Also as part of the Company’s long-term succession plan, on February 21, 2024, the Company and John W. Eaves determined that Mr. Eaves will retire from his position as Executive Chair and from the Board, effective at the conclusion of the Company’s annual meeting of stockholders to be held on May 7, 2024 (the “2024 Annual Meeting”).

Item 7.01	Regulation FD Disclosure.

On February 22, 2024, the Company announced that Richard A. Navarre will become Chair of the Board and that James N. Chapman is retiring as the Company’s lead independent director and from the Board, each effective at the conclusion of the 2024 Annual Meeting. The Company also announced that Mr. Drexler will stand for election to the Board at the 2024 Annual Meeting.

A copy of the Company’s press release discussing the Company’s long-term succession planning is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Arch Resources, Inc., dated February 22, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2024	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President – Law, General Counsel and Secretary